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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 10, 1999


                          Discover Card Master Trust I
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



  Delaware                      0-23108                        51-0020270
------------                 ------------                  ------------------
 (State of                    (Commission                    (IRS Employer
Organization)                File Number)                  Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                                   19720
-----------------------------------------------                       ---------
(Address of principal executive offices)                              (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184


Former name or former address, if changed since last report:  Not Applicable


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Item 5.  Other Events

                  Series 1999-2. On March 10, 1999, $500,000,000 aggregate
principal amount of Series 1999-2 5.90% Class A Credit Card Pass-Through Certificates and $26,316,000 aggregate principal amount of Series 1999-2 6.10% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I were issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, dated as of March 10, 1999, for Series 1999-2 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Item 7.           Exhibits

Exhibit No.       Description

Exhibit 1.1 Underwriting Agreement between Greenwood Trust Company and Morgan Stanley & Co. Incorporated, dated January 29, 1999 (incorporated by reference to Exhibit 1.1 of Discover Card Master Trust I's Current Report on Form 8-K dated February 9,
                  1999).

Exhibit 1.2 Terms Agreement among Greenwood Trust Company, Morgan Stanley & Co. Incorporated, Barclays Capital Inc., Chase Securities Inc., First Chicago Capital Markets, Inc. and SG Cowen Securities Corporation, dated March 3, 1999.

Exhibit 4.1 Series Supplement with respect to Series 1999-2 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of March 10, 1999.

Exhibit 4.2 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of March 10, 1999.

Exhibit 4.3 Letter of Representations among Greenwood Trust Company, U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 1999-2, dated as of March 10, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Discover Card Master Trust I
                                               (Registrant)


                                            By:      Greenwood Trust Company
                                                     (Originator of the Trust)


Date:  March 10, 1999                       By:      /s/ John J. Coane
                                                 -------------------------------
                                                     John J. Coane
                                                     Vice President, Chief
                                                     Accounting Officer
                                                     and Treasurer



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                                INDEX TO EXHIBITS

Exhibit             Description                                                          Page
                                                                                         ----
Exhibit 1.1         Underwriting Agreement between Greenwood Trust Company
                    and Morgan Stanley & Co.  Incorporated, dated January 29,
                    1999 (incorporated by reference to Exhibit 1.1 of Discover
                    Card Master Trust I's Current Report on Form 8-K dated
                    February 9, 1999).                                                     [ ]

Exhibit 1.2         Terms Agreement among Greenwood Trust Company, Morgan
                    Stanley & Co. Incorporated,  Barclays Capital Inc., Chase
                    Securities Inc., First Chicago Capital Markets, Inc.and SG
                    Cowen Securities Corporation, dated March 3, 1999.                     [ ]

Exhibit 4.1         Series Supplement with respect to Series 1999-2 between
                    Greenwood Trust Company as  Master Servicer, Servicer and
                    Seller and U.S. Bank National Association as Trustee,
                    including a form of Class A Certificate and form of Class B
                    Certificate, dated as of March 10, 1999.                               [ ]

Exhibit 4.2         Credit Enhancement Agreement among U.S. Bank National
                    Association as Trustee,  Greenwood Trust Company as
                    Master Servicer, Servicer and Seller and Discover
                    Receivables Financing Corporation as Credit Enhancement
                    Provider, dated as of March 10, 1999.                                  [ ]

Exhibit 4.3         Letter of Representations among Greenwood Trust Company,
                    U.S. Bank National  Association as Trustee and The
                    Depository Trust Company with respect to Discover Card
                    Master Trust I, Series 1999-2, dated as of March 10, 1999.             [ ]


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